Contingent Liabilities	12 Months Ended
Dec. 31, 2019
Disclosure of contingent liabilities [abstract]
Contingent Liabilities
CONTINGENT LIABILITIES

As part of management’s ongoing regulatory compliance and operational risk assessment process, management monitors legal and regulatory developments and proceedings, and their potential impact on the business.

Kentucky Proceeding

Prior to the Stars Interactive Group acquisition, the Commonwealth of Kentucky, ex. rel. J. Michael Brown, Secretary of the Justice and Public Safety Cabinet, filed a legal proceeding against Stars Interactive Group, then named Oldford Group, and certain affiliates thereof (together, the “Oldford Parties”) and various other defendants (the “Kentucky Proceeding”), pursuant to which the Commonwealth sought to recover alleged gambling losses on behalf of Kentucky residents who played real-money poker on the PokerStars website during the period between October 12, 2006 and April 15, 2011. On August 12, 2015, the trial court in the Kentucky Proceeding entered a default judgment against the Oldford Parties following certain alleged discovery failures, including by certain former owners of the Oldford Parties, and partial summary judgment on liability in favor of the Commonwealth. On December 23, 2015, the trial court entered an order for damages in the amount of approximately $290 million, which the trial court trebled to approximately $870 million.
The Corporation, through certain subsidiaries, filed a notice of appeal to the Kentucky Court of Appeals and posted a $100 million supersedeas bond to stay enforcement of the order for damages during the pendency of the appeals process. In connection with the posting of the bond, the Corporation delivered cash collateral in the amount of $5 million and letters of credit in the aggregate amount of $65 million. See notes 15 and 17. On December 21, 2018, the Kentucky Court of Appeals ruled in the Corporation’s favor and reversed in its entirety the $870 million judgment.
On January 18, 2019, the Commonwealth filed a motion for discretionary review with the Kentucky Supreme Court asking the Court to determine if it will hear an appeal of the decision issued by the Kentucky Court of Appeals. On April 11, 2019, the Kentucky Supreme Court granted such discretionary review.

In late-January 2016, pursuant to and in accordance with the procedures set forth in the merger agreement governing the Stars Interactive Group acquisition, a subsidiary of the Corporation submitted a notice of claim to the sellers’ representative and escrow agent seeking indemnification for losses and potential losses caused by breaches under the merger agreement and requesting, among other things, that the escrow agent retain the then-remaining balance of the escrow fund established under the merger agreement in an aggregate amount equal to $300 million. Since 2016, the escrow fund was reduced according to the settlement of certain of the claims and on September 30 2019, the parties settled the remaining disputed claim regarding the Kentucky Proceedings and the escrow agent released the remaining funds to a payment agent designated by the former owners of Stars Interactive Group.
No liability has been recognized relating to this matter as based on all available information, the Corporation does not consider it probable that there will be a future outflow.